Net Revenues - Discounts and Other Reductions (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Discounts and other reductions in gross income
Gross sales	€ 6,806,005	€ 6,429,762	€ 5,588,257
Chargebacks	(1,247,153)	(1,119,540)	(923,023)
Cash discounts	(68,912)	(70,340)	(62,518)
Volume rebates	(57,858)	(56,426)	(46,922)
Medicare and Medicaid	(61,089)	(50,442)	(40,343)
Other discounts	(30,955)	(34,323)	(28,727)
Total net sales	€ 5,340,038	€ 5,098,691	€ 4,486,724